UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

January 27, 2014

Date of Report (Date of earliest event reported)

_____________________________

HII Technologies, Inc.

___________________________________________________________________________

(Exact name of registrant as specified in its charter)

Delaware

                                               0-30291                                                 03-045386

_____________________________________________________________________________

(State or other jurisdiction                                     (Commission                                     (IRS Employer

      of incorporation)                                               File Number)                                Identification No.)

                           710 N. Post Oak Road, Suite 400, Houston, Texas

 77024

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(Address of principal executive offices)                                      (Zip Code)

Registrant’s telephone number, including area code:  (713) 821-3157

_____________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01

Entry into a Material Definitive Agreement.

On January 27, our wholly-owned subsidiaries, Aqua Handling of Texas, LLC, Apache Energy Services LLC and KMHVC Inc. entered into an amendment to certain June 2013 Financing Agreement with Rosenthal & Rosenthal, Inc. as Lender (the “Amendment”).  Pursuant to the Amendment, the maximum amount available for borrowing under the facility was increased to $4 million.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

Section 9 – Financial Statements and Exhibits

(c)

Exhibits.

Exhibit

Number

Description

10.1

Amendment to Financing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HII Technologies, Inc.

(Registrant)

Date:  January 30, 2014

By: /s/ Matthew C. Flemming

Matthew C. Flemming, CEO

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